UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-03287

                         New Alternatives Fund

(Exact name of registrant as specified in charter)

150 Broadhollow Road, Suite PH2

                         Melville, New York 11747

(Address of principal executive offices) (Zip code)

David J. Schoenwald, President

New Alternatives Fund

150 Broadhollow Road, Suite PH2

                         Melville, New York 11747

(Name and address of agent for service)

Registrant’s telephone number, including area code:  631-423-7373

Date of fiscal year end:   December 31

Date of reporting period:   December 31, 2021

EXPLANATORY NOTE: The Registrant is filing this amendment to its Form N-CSR for the fiscal year ended December 31, 2021, originally filed with the Securities and Exchange Commission on March 3, 2022 (Accession Number 0001193125-22-063785). The purpose of this amendment is to include Items 4(i) and 4(j) and update language in items 11(b) and 4(d) of Item 13(a)(2). Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

New Alternatives Fund A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING ALTERNATIVE ENERGY AND THE ENVIRONMENT

ANNUAL

FINANCIAL REPORT

INVESTOR SHARES: NAEFX

CLASS A SHARES: NALFX

DECEMBER 31, 2021

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.

THE FUND	150 Broadhollow Road	Melville, New York 11747	(800) 423-8383	(631) 423-7373
BNY Mellon Investment Servicing (US) Inc.	PO Box 9794	Providence, RI 02940	(800) 441-6580	(610) 382-7819
Overnight Address	4400 Computer Drive	Westborough, MA 01581
Foreside Funds Distributors LLC	400 Berwyn Park,	Berwyn, PA 19312
899 Cassatt Road

Recycled Paper

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SHAREHOLDER LETTER

(UNAUDITED)

Dear Shareholders,

Renewable energy and climate change continued to be major news topics during the second half of 2021, but the news was mixed and often not positive. Investment in energy in general, including oil, coal and gas, experienced value downturns across a spectrum of areas. These were driven by a combination of factors.

Chief among these factors was the continuing effect of the Covid pandemic which, after what now seems like a brief hiatus in mid-summer, came charging back with the rise of the Omicron variant. The renewed increase in affected populations and the reimposition of many of the earlier quarantine protocols put a damper on a wide range of economic activity, once again straining supply chains across manufacturing and project developments. Investment analysts expected that the scarcity and increased prices for raw materials, particularly those needed for solar, wind and other renewable technologies would have eased during the latter part of the year, but that did not happen. The cost of copper, aluminum, lithium, silicon and various “precious metals,” all important components of solar cells, wind turbines, batteries, and computer chips remained at relatively high levels. The resurgence of Covid cases around the world created a continuing strain on economic activity, with companies unable to meet the demand for these materials and subsequently causing a slowdown in manufacturing activity. Renewable energy project development continued to grow, but new orders fell and a number of proposed new solar and wind facilities were shelved or postponed for the time being.

Political instability also played a large part in reversing the major growth of the renewable sector during the previous years. The optimism that people felt after the 2020 U.S. election, with the Biden administration’s stated intention to recommit the United States to joining in the international effort to combat climate change, withered quickly as the Build Back Better proposals ran up against concerted Republican opposition, abetted by the intransigence of Democratic Senator Joe Manchin of West Virginia. Manchin, a stalwart defender of fossil fuels. This legislative package would have devoted necessary trillions of dollars to a broad group of renewable energy and energy conservation technologies. Most importantly, it would have provided major support, both through direct financing and supportive tax policies, to major grid infrastructure upgrades vitally necessary for the greater use of wind and solar in playing a significant role in electric generation in the U.S. As we finish looking back on the events of 2021, there is a glimmer of hope that some of the proposals contained in the larger legislative package may be passed in a piecemeal fashion, but the thin Democratic margin in the U.S. Congress leaves no breathing room for this possibility. It is that uncertainty, combined with economic forces in the private sector, that has stalled the more robust development we saw in the recovery years after the 2018 recession.

In addition to the ravages caused by the spread of Coronavirus around the world, the uncertainty of the situation in the Ukraine is weighing heavily on European, and broader world, economies. While it is the stated goal of most European nations to reduce their reliance on fossil fuels, including a heavy

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

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dependence on natural gas from Russia, most of these nations are not in a position yet to withstand the major disruption to their energy systems if the supply of gas was cut off due to military action.

After seeing worldwide greenhouse gas emissions drop due to the cutback of economic activity and travel during the height of the quarantine periods, the resumption of manufacturing and trade, however uncertain, has led to increasing levels of these emissions again. A number of nations, including Germany, Japan, China and India, among others, have even turned to a somewhat greater reliance on coal and natural gas electric power generation, as they try to ramp up their economies. France, Russia China and several other nations have also stated they intend to reintroduce some nuclear energy generation to meet their needs. There is a growing sentiment in some quarters to include nuclear power as an acceptable renewable energy source since the process does not give off greenhouse gases, putting aside the earlier concerns about the nuclear waste created, along with the issues of potential operational hazards and the sustainability of the entire fuel cycle.

The Fund: New Alternatives Fund marks its 40th year of operation in 2022! This past year reminds us that over the course of our long existence, our investment to promote the growth and development of renewable energy and energy conservation, and to protect and preserve the natural environment, is definitely a two-steps-forward, one-step-backward journey. When the Fund started in 1982, we expected that a cleaner energy future would have arrived much more quickly. While we share a sense that humanity may be running out of time, we remain optimistic that our focus and the companies in the Fund’s portfolio represent the best potential for this vision to be realized. There are economic, technological and political obstacles in our path, but we continue to see real progress toward our goal. We’ve experienced setbacks over the years. We have faith in our investment process in the long term.

United Nations Sustainable Fund Award: We were pleasantly surprised this past October to receive a notice from the United Nations Conference on Trade and Development (UNCTAD) that New Alternatives Fund was chosen as one of four mutual funds receiving their new award for best Global Sustainable Fund. UNCTAD chose us, along with 3 other international funds, out of over 700 selections. You can read the announcement and description of UNCTAD’s selection process here: UN awards world’s best sustainable funds, launches global observatory for sustainable finance | UNCTAD. These will be annual awards going forward to highlight those mutual funds that the selection committee feels best exemplify a commitment to the UN’s Sustainable Development Goals. In these pandemic times, we only got to participate in the awards ceremony virtually, but we did receive a plaque which is proudly displayed in our office. We’ll post a photo of it on our web site soon.

In The News: As a small, stand-alone fund, New Alternatives Fund has always had a limited budget for advertising. We’ve been fortunate during the past year to have been featured in several articles in periodicals, news services and on-line bulletins. The Fund was profiled in Barron’s magazine, both on line and in print, in the February 24, 2021 edition. If you have a Barron’s subscription, you can access the article here: https://www.barrons.com/articles/alternative-energy-fund-yield-companies-tesla-stock-51614120825. The Fund was also highlighted in the Bloomberg Green newsletter,

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

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https://www.bloomberg.com/news/articles/2021-04-28/climate-fund-choices-for-investors-are-multiplying-green-insight in April, 2021. We received a profile in a Zack’s investment research bulletin in February, 2021 and numerous mentions in Nasdaq bulletins during the last six months. Just as the year was wrapping up, the Fund was also featured in a bulletin from the Investopedia web site as one of 3 alternative energy mutual funds for 2022, https://www.investopedia.com/articles/ investing/010516/top-5-alternative-energy-equity-mutual-funds-2016-fslex-gaaex.asp.

Fund Performance: New Alternatives Fund got off to a shaky start in 2021. We discussed the downturn in the Fund’s Net Asset Values (NAV) in the Semi-Annual Report issued through June 30, 2021. The second half of the year, from July 1 through December 31, was no kinder. The NAV of both the Fund’s Class A Shares and the Investor Shares recorded further losses.

The Fund’s Class A Shares had a total return of -4.79 per cent and the Investor Shares had a total return of -5.02 per cent as of December 31, 2021.

The NAV of the Fund’s Class A Shares was $97.00 on December 31, 2020 and closed at $87.80 on December 31, 2021. The Fund’s Investor Shares ended with a NAV of $96.52 on December 31, 2020, and closed at $87.35 on December 31, 2021. The Fund’s net assets increased from $427,826,710 on December 31, 2020 to $456,262,345 on December 31, 2021. This increase of $28,435,635 was due primarily to a net gain in the number of Fund shares purchased.

Approximately 28.1 per cent of the Fund’s investments at December 31, 2021 were in U.S. based companies, including 4.4 per cent held in cash (and cash equivalents) in U.S. banks and credit unions. European companies comprised approximately 46 per cent of the Fund’s holdings, with 35.1 per cent of that amount priced in Euros. The remaining countries and regions represented in the Fund’s portfolio included Canada/Bermuda: 19.8 per cent; and Asia/Oceana (Japan, China, New Zealand, Australia): 6.1 per cent. More details on this are contained on the chart on page 16.

The Fund’s negative performance for 2021 was primarily due to our concentration of investments in renewable energy power producers and developers, wind turbine manufacturers and sustainable energy financial services. These three sectors comprise approximately 76.3 per cent of total Fund holdings. During 2021, the renewable energy power producers and developers sector had a net loss of approximately -6.35 per cent; wind turbine manufacturers experienced a net loss of approximately -33.4 per cent; and our one holding in sustainable energy financial services—Hannon Armstrong Sustainable Infrastructure Capital, Inc.—was down approximately -16.3 per cent.

The companies in these three sectors were adversely affected by continuing supply chain issues, increasing costs for both materials and project development, and a slowdown in new orders. A number of these corporations are utilities or utility-like and are also experiencing increased costs for financing their operations as interest rates go up to combat inflation. They all, for the most part, continued to operate at a profit. These companies are all long-term holdings and we expect that they will perform well over time.

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SHAREHOLDER LETTER

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Not all the companies in these areas experienced a drop in their share price. Some of those that gained value during 2021 included: Acciona SA (Spain), up 44 per cent; Clearway Energy, Inc. Class A, up 13.3 per cent; and NextEra Energy Partners LP, up 25.9 per cent. Among those losing share price were: Boralex, Inc. Class A (Canada), down 27.1 per cent; Brookfield Renewable Corporation (Canada), down 36.8 per cent; Innergex Renewable Energy, Inc. (Canada), down 32.4 per cent; Orsted A/S (Denmark), down 32.8 per cent; Siemens Gamesa Renewable Energy SA (Spain), down 36.3 per cent; and Vestas Wind Systems A/S (Denmark), down 30.5 per cent.

Those areas of the Fund’s investments that performed well during 2021 included the energy conservation group, which comprises approximately 6.6 per cent of our holdings. These companies had a total net gain of approximately 20 per cent. Our water systems and utilities, making up 5.2 per cent of the Fund’s stocks, were up 30.8 per cent. Three per cent of the portfolio are energy management companies; this group was up 24.75 per cent for the year. The two transportation companies: BYD Company, Ltd. (China) and Shimano, Inc. (Japan), were up a total of approximately 20.8 per cent. Our one recycling company, Australia based Syms, Ltd., SP ADR, was up approximately 38.5 per cent.

The solar photovoltaic segment is very small; 2 companies (Canadian Solar, Inc., and Shoals Technologies Group, Inc. Class A) making up ..5 per cent of the total portfolio. The net value loss for these two was approximately 34.8 per cent.

Portfolio Holdings and Changes: We did not make any further changes in the Fund’s total portfolio holdings in the period from July 1 to December 31, 2021. As reported in our Semi-Annual Report, as of June 30, 2021, we added three additional positions to our holdings. One was Algonquin Power and Utilities Corp., a Canadian based renewable electric power and distribution utility with operations in Canada and a number of U.S. states. In addition to hydro, solar and wind generation facilities, Algonquin also provides transmission line operation, water distribution and waste water treatment services. Another Canadian addition was Hydro One, Ltd., an electric transmission and distribution company offering energy efficiency services to approximately 1.4 million customers in the Toronto area. The last new company joining the Fund’s portfolio in the first half of 2021 was Shoals Technologies Group, Inc. Shoals supplies what are known as electrical balance of system (EBOS) components to solar developers. EBOS components are the parts that convert and carry the electric power generated by solar panels into the electric grid distribution networks.

Over the course of 2021, we did not completely sell off any existing position. We made some adjustments in the shares of some companies. We made purchases when we saw an opportunity to add to a position at a good share price. We made sales to balance the overall fund holdings or raise cash to meet redemptions, if necessary. Some of the purchases we made were: Atlantica Sustainable Infrastructure PLC (United Kingdom), 100,000 shares; Brookfield Renewable Partners LP (Canada), 160,000 shares; Clearway Energy, Inc., Class A: 125,000 shares; EDP Renovaveis SA (Spain/Portugal), 100,000 shares; Enel SpA (Italy), 600,000 shares; Innergex Renewable Energy,

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

(UNAUDITED)

Inc. (Canada), 450,000 shares; TransAlta Renewables, Inc. (Canada) 175,000 shares; Siemens Gamesa Renewable Energy, Inc. (Spain), 190,000 shares; and Terna Rete Elettrica Nazionale SpA (Italy), 380,000 shares.

Among the sales we made were: NextEra Energy Partners LP, 25,000 shares; Shoals Technologies Group, Inc. Class A, 30,000 shares; Signify NV (Netherlands), 50,000 shares; and Hannon Armstrong Sustainable Infrastructure Capital, Inc., 40, 000 shares.

Cash Holdings: At year end, approximately 4.4 per cent of the Fund’s net assets were held in cash (and cash equivalents) in U.S. banks and credit unions.

Income from Dividends and Interest: The per share dividend for Class A Shares went up from $0.07 in 2020 to $0.61 in 2021. The per share dividend for Investor Shares went up from $0.00 in 2020 to $0.38 in 2021.

Realized and Unrealized Capital Gain/Loss: The Fund paid a net realized gain of $3.90 per share for both Class A Shares and Investor Shares in 2021. This was a decrease from the $4.71per share capital gain paid in 2020. During the year ending December 31, 2021, the Fund had a net realized and unrealized loss of -$26,853,328.

This year’s increase in total net assets was due to a net increase of $75,384,076 for share subscriptions and a loss of -$24,516,181 from net decrease in operations from investments and foreign currency, and a net decrease from distributable earnings of $22,432,260 to shareholders.

Expenses: The Fund’s cost of operations increased in 2021 mostly due to costs associated with the growth of the Fund’s assets. The number of shareholder accounts increased as well. The amounts paid to the investment advisor, Accrued Equities, Inc., the Bank of New York Mellon (the Fund’s custodian) and BNY Mellon Investment Servicing (U.S.), Inc. (the Fund’s accounting agent, transfer agent and administrator) are largely based on net assets or the number of shareholder accounts. The Fund’s net assets increased during 2021, ending approximately 6.65 per cent higher at the year end. BNY Mellon Investment Servicing, in its role as transfer agent, bases its fees on the number of shareholder accounts established during the year. This figure increased by approximately 38.7 per cent during 2021. Total Fund Expenses increased by $1,305,587 or approximately 47.5 per cent. The total number of shares increased from 4,411,910 on December 31, 2020 to 5,198,394 on December 31, 2021, or approximately 17.8 per cent. As result of the overall increase in the Fund’s net assets in both share classes, the expense ratio for the Class A Shares decreased from 0.96 per cent in 2020 to 0.85 per cent in 2021. The expense ratio for the Investor Shares includes an additional 12b-1 fee of 0.25 per cent for an expense ratio of 1.10 per cent for 2021, down from 1.21 per cent in 2020.

The Fund Web Site/On-Line Capabilities: We continue to build the Fund’s on-line functions and web site features. All relevant Fund documents are posted on our web site which can be accessed at: www.newalternativesfund.com.

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

(UNAUDITED)

We encourage all shareholders to create an on-line account log-on, which is available through a link on our web site. When you access the web site, go to the “Open An Account” link on the selection bar and follow the instructions to create your account access. You can use this link to open an account, purchase or redeem shares, check the current balance of your account, sign up for e-delivery of reports and documents, and perform account maintenance such as address changes.

Shareholder Comments: Our shareholders have always been one of our best resources for getting the word out about New Alternatives Fund. If you believe that the Fund is a positive investment in our planet’s future, as well as a good investment in general, we encourage you to tell your friends and ask your financial advisors to look into adding the Fund to their socially responsible, sustainable investment choices. All the information you need is available on our web site at www.newalternativesfund.com.

We continue to receive, use and welcome advice and comments from shareholders. You can contact us by e-mail at: info@newalternativesfund.com, regular “snail mail” (Support the Postal Service!) or give us a call at 800-423-8383 or 631-423-7373.

SPECIAL NOTE (Round 4): In the Fund’s Annual Financial Report dated December 31, 2020, we announced that we would be changing the Fund’s policy on printing and distributing physical copies of future Annual and Semi-Annual Reports. Some of you, who have created on line access to your accounts, have already chosen to receive your reports electronically. We heard back from many of you that you preferred to continue receiving printed copies of our reports. So, we have decided that, for the foreseeable future, we will continue to print and mail out paper copies of our annual and semi-annual reports. Those of you who prefer to receive your reports by email, please create an on-line account link or indicate in an existing on-line account this preference. If, at some point in the future, we decide to go to all electronic delivery, you will receive a mailed notice ahead of the change. For now, you will continue to receive printed reports unless you tell us otherwise.

David Schoenwald

Murray Rosenblith

February 22, 2022

The Principal Underwriter is Foreside Funds Distributors LLC and the Co-Distributor is Accrued Equities, Inc.

Investment Objective: The Fund’s investment objective is long-term capital appreciation, with income as a secondary objective. We seek to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include Yield Cos, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the

NEW ALTERNATIVES FUND

SHAREHOLDER LETTER

(UNAUDITED)

percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25 percent of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry.

“Alternative Energy” or “Renewable Energy” means the production, conservation, storage, and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

Risk Disclosure: All investments are subject to inherent risks. An investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund. This disclosure of risks is not complete. Go to our web site at: www.newalternativesfund.com, call 800-423-8383 or write to the Fund to obtain a prospectus that contains a more complete description of risks associated with investment in the Fund and other information about the Fund.

New Alternatives Fund Class A Shares Growth of $10,000 vs. The S&P 500® Index

(Unaudited)

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The “Load” performance quoted reflects a deduction for Class A Shares’ maximum front-end sales charge of 3.50%. Prior to May 1, 2017, the Class A Shares’ maximum front end sales charge was 4.75%. Returns include the reinvestment of dividends and distributions. Performance data current to the most recent month-end may be obtained by calling 800-423-8383. The graph and table do not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual operating expenses, as stated in its current prospectus dated April 30, 2021 are 0.96%*** for the Class A Shares.

*** Per prospectus. The expense ratio presented above may vary from the expense ratio presented in other sections of this report which is based on expenses incurred during the year covered by this report.

New Alternatives Fund Investor Shares Growth of $10,000 vs. The S&P 500® Index

(Unaudited)

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. A 2.00% redemption fee applies to Investor Shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. Returns include the reinvestment of dividends and distributions. Performance data current to the most recent month-end may be obtained by calling 800-423-8383. The graph and table do not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s total annual operating expenses, as stated in its current prospectus dated April 30, 2021 are 1.21%*** for the Investor Shares.

The S&P 500® Index is an unmanaged stock market index and does not reflect any asset-based charges for investment management or transaction expenses. You cannot invest directly in this index. Current and future portfolio holdings are subject to change and risk.

* The inception date for Investor Shares of New Alternatives Fund was December 31, 2014.

** The performance presented is from the inception date of the Investor Shares of the Fund only and is not from the inception date of the Fund’s broad-based securities market index.

*** Per prospectus. The expense ratio presented above may vary from the expense ratio presented in other sections of this report which is based on expenses incurred during the year covered by this report.

NEW ALTERNATIVES FUND

FUND EXPENSE EXAMPLE

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge and redemption fees; and (2) ongoing costs, including management fees, distribution (i.e., Rule 12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown (July 1, 2021) and held for the entire six months ended December 31, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended December 31, 2021” to estimate the expenses you paid on your account during this period.

Note: The Fund’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc., charges an annual IRA maintenance fee of $20 for IRA accounts. That fee is not reflected in the accompanying table.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

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FUND EXPENSE EXAMPLE

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	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Six Months Ended December 31, 2021

Class A Shares *
Actual	$1,000.00	$ 986.80	$4.46
Hypothetical (assumes 5% return before expenses)	$1,000.00	$1,020.72	$4.53

Investor Shares **
Actual	$1,000.00	$ 985.70	$5.71
Hypothetical (assumes 5% return before expenses)	$1,000.00	$1,019.46	$5.80

*

Expenses are equal to the annualized expense ratio of the Fund’s Class A Shares for the six-month period of 0.89%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Class A Shares’ ending account value on the first line in the table is based on its actual total return of (1.32)% for the six-month period of July 1, 2021 to December 31, 2021.

**

Expenses are equal to the annualized expense ratio of the Fund’s Investor Shares for the six-month period of 1.14%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Investor Shares’ ending account value on the third line in the table is based on its actual total return of (1.43)% for the six-month period of July 1, 2021 to December 31, 2021.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

(Unaudited)

Sector Diversification	% of Net Assets	Value
Common Stocks
Alternate Energy:
Renewable Energy Power Producers & Developers	66.4%	$303,113,223
Wind Turbines	6.0	27,306,226
Energy Storage	0.5	2,362,420
Solar Photovoltaic	0.3	1,373,100
Water Systems & Utilities	6.5	29,520,300
Energy Conservation	5.5	25,176,842
Energy Management	3.9	17,834,375
Sustainable Energy Financial Services	3.9	17,795,200
Transportation	2.2	9,774,500
Recycling & Waste Management	0.3	1,441,250
Warrants	0.0	—
Certificates of Deposit	0.1	300,000
Other Assets in Excess of Liabilities	4.4	20,264,909

Net Assets	100.0%	$456,262,345

Top Ten Portfolio Issuers

December 31, 2021

(Unaudited)

Name	% of Net Assets
NextEra Energy Partners LP	5.1%
Veolia Environnement SA (France)	5.1
Iberdrola SA (Spain)	5.0
EDP Renovaveis SA (Spain/Portugal)	4.9
Clearway Energy, Inc., Class A	4.6
Enel SpA (Italy)	4.4
Orsted A/S (Denmark)	4.2
Brookfield Renewable Partners LP (Bermuda/Canada)	4.2
Acciona SA (Spain)	4.2
Avangrid, Inc.	4.1

Total Top Ten	45.8%

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

December 31, 2021

	Shares	Value
COMMON STOCKS—95.5%
Alternate Energy — 73.2%*
Energy Storage — 0.5%
Panasonic Corp. (Japan) SP ADR	215,000	$2,362,420

		2,362,420

Renewable Energy Power Producers & Developers — 66.4%
Acciona SA (Spain)	100,000	19,138,185
Algonquin Power & Utilities Corp. (Canada)	150,000	2,167,500
Atlantica Sustainable Infrastructure PLC (United Kingdom)**	500,000	17,880,000
Avangrid, Inc.	375,000	18,705,000
Boralex, Inc., Class A (Canada)	125,000	3,426,250
Brookfield Renewable Corp., Class A (Canada)	450,000	16,573,500
Brookfield Renewable Partners LP (Bermuda/Canada)***	535,000	19,147,650
Clearway Energy, Inc., Class A	625,000	20,925,000
EDP Renovaveis SA (Spain/Portugal)	900,000	22,439,835
Enel SpA (Italy)	2,500,000	20,054,677
Eversource Energy	200,000	18,196,000
Iberdrola SA (Spain)	1,913,352	22,676,636
Infratil Ltd. (New Zealand)	2,000,000	10,958,400
Innergex Renewable Energy, Inc. (Canada)	1,200,000	17,628,000
NextEra Energy Partners LP**,***	275,000	23,210,000
Northland Power, Inc. (Canada)	325,000	9,746,750
Orsted A/S (Denmark)	150,000	19,179,278
TransAlta Renewables, Inc. (Canada)	1,200,000	17,784,000
Trustpower Ltd. (New Zealand)	650,000	3,276,562

		303,113,223

Solar Photovoltaic — 0.3%
Canadian Solar, Inc. (Canada)****	40,000	1,251,600
Shoals Technologies Group, Inc., Class A****	5,000	121,500

		1,373,100

Wind Turbines — 6.0%
Siemens Gamesa Renewable Energy SA (Spain)****	615,000	14,752,740
Vestas Wind Systems A/S (Denmark)	410,000	12,553,486

		27,306,226

Total Alternate Energy		334,154,969

Water Systems & Utilities — 6.5%
American Water Works Co., Inc.	25,000	4,721,500
Veolia Environnement SA (France) ADR	625,000	23,000,000
Xylem, Inc.	15,000	1,798,800

		29,520,300

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

	Shares	Value
Energy Conservation — 5.5%
Johnson Controls International PLC (Ireland)	50,000	$4,065,500
Koninklijke Philips NV (Netherlands)	102,028	3,759,732
Owens Corning, Inc.	25,000	2,262,500
Signify NV (Netherlands)	325,000	15,089,110

		25,176,842

Energy Management — 3.9%
Hydro One Ltd. (Canada)	110,000	2,821,500
Terna-Rete Elettrica Nazionale SPA (Italy)	1,230,000	9,962,125
Trane Technologies PLC (Ireland)	25,000	5,050,750

		17,834,375

Sustainable Energy Financial Services — 3.9%
Hannon Armstrong Sustainable Infrastructure Capital, Inc., REIT	335,000	17,795,200

		17,795,200

Transportation — 2.2%
BYD Co. Ltd. (China) ADR	125,000	8,437,500
Shimano, Inc. (Japan) ADR	50,000	1,337,000

		9,774,500

Recycling & Waste Management — 0.3%
Sims Ltd. (Australia) SP ADR	125,000	1,441,250

		1,441,250

Total Common Stocks (Cost $299,765,118)		435,697,436

WARRANTS—0.0%
Alternate Energy — 0.0%
Abengoa SA, Class B Exp. 2025 (Spain)^****	500,000	—

Total Warrants (Cost $4,204)		—

	Par
CERTIFICATES OF DEPOSIT – 0.1%
Socially Concerned Banks — 0.1%
Alternatives Federal Credit Union 0.05% due 03/13/22	$200,000	200,000
Self Help Credit Union 0.40% due 12/30/22	100,000	100,000

Total Certificates of Deposit (Cost $300,000)		300,000

Investments in Securities (Cost $300,069,322) — 95.6%		435,997,436
Other Assets in Excess of Liabilities — 4.4%		20,264,909

Net Assets — 100.0%		$456,262,345

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2021

*	See (Note 8).

**

These entities are commonly known as “Yieldco’s”. Yieldco’s are companies formed to own operating power assets which sell most of their electric production to major utilities under long term power purchase agreements. They are expected to pay most of their earnings in dividends to shareholders. They are similar in structure to Real Estate Investment Trusts (REITs).

***	Master Limited Partnership

****	Non-income producing security.

^	An investment with a value of $0 or 0.0% of the Fund’s net assets was fair valued by the Fund’s investment advisor.

ADR	-American Depositary Receipts
LP	-Limited Partnership
PLC	-Public Limited Company
REIT	-Real Estate Investment Trust
SP ADR	-Sponsored American Depositary Receipts

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2021

Country Portfolio Issuers

(Unaudited)

Country	% of Net Assets
United States	23.7%
Canada	19.8
Spain	17.3
Denmark	7.0
Italy	6.6
France	5.1
Netherlands	4.1
United Kingdom	3.9
New Zealand	3.1
Ireland	2.0
China	1.9
Japan	0.8
Australia	0.3
Other Assets/Liabilities	4.4

100.0%

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS
Investment securities at fair value (cost: $300,069,322) (Notes 2A & 7)	$435,997,436
Cash	19,850,247
Foreign currency at value (cost: $4,373)	4,305
Receivables:
Capital shares subscribed	1,080,586
Dividends	591,433
Tax reclaims	504,286
Prepaid insurance and registration	45,907

Total Assets	458,074,200

LIABILITIES
Payables:
Capital shares reacquired	1,412,987
Management fees	203,517
Transfer agent fees	69,400
Custodian fees	30,163
Professional fees	23,900
Postage and printing fees	23,574
12b-1 fees	6,025
Accrued expenses and other liabilities	42,289

Total Liabilities	1,811,855

Net Assets	$456,262,345

ANALYSIS OF NET ASSETS
Net capital paid in shares of capital shares	$323,121,210
Total distributable earnings	133,141,135

Net Assets	$456,262,345

Class A Shares:
Net Assets	$428,016,862
Net asset value and redemption price per share ($428,016,862/4,875,026) shares of outstanding beneficial interest, unlimited authorization, no par value	$87.80

Maximum offering price per share (100/96.50 of $87.80)	$90.98

Investor Shares:
Net Assets	$28,245,483
Net asset value, offering and redemption* price per share ($28,245,483/323,368) shares of outstanding beneficial interest, unlimited authorization, no par value	$87.35

*	Redemption fee may apply (Note 1)

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

Investment Income:
Dividends (net of $1,137,005 foreign taxes withheld)	$5,689,695

Total Investment Income	5,689,695

Expenses:
Management fees (Note 4)	2,464,166
Transfer agent fees	494,555
Administration and accounting fees	358,273
Legal fees	137,197
Custodian fees	216,983
Registration fees	82,679
Compliance service fees	58,300
Postage and printing fees	61,156
Trustees fees (Note 5)	39,000
Audit fees	23,600
12b-1 fees (Investor Shares) (Note 4)	71,116
Insurance fees	15,907
Other expenses	32,279

Total Expenses	4,055,211

Net Investment Income	1,634,484

Net Realized and Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Realized Gain from Investments and Foreign Currency Related Transactions (Notes 2B & 6):
Net realized gain from investments	19,274,576
Net realized loss from foreign currency transactions	(14,097)

Net Realized Gain	19,260,479

Net Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Related Translations:
Net change in unrealized appreciation/(depreciation) on investments	(45,391,424)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(19,720)

Net change in unrealized appreciation/(depreciation)	(45,411,144)

Net Realized and Unrealized Loss on Investments and Foreign Currency Related Translations	(26,150,665)

Net Decrease in Net Assets Resulting from Operations	$(24,516,181)

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Investment Activities:
Net investment income	$ 1,634,484	$ 988,635
Net realized gain from investments and foreign currency transactions	19,260,479	19,920,336
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(45,411,144)	133,160,961

Net increase/(decrease) in net assets resulting from operations	(24,516,181)	154,069,932

Distributions to Shareholders from distributable earnings:
Class A Shares	(20,513,696)	(19,091,032)
Investor Shares	(1,281,597)	(1,082,121)

Total distributions to shareholders from distributable earnings	(21,795,293)	(20,173,153)

Distributions to Shareholders from return of capital:
Class A Shares	(612,236)	—
Investor Shares	(24,731)	—

Total distributions to shareholders from return of capital	(636,967)	—

Capital Share Transactions:
Net increase in net assets from capital share transactions (Note 3)	75,384,076	59,468,301

Total Increase in Net Assets	28,435,635	193,365,080

Net Assets:
Beginning of the year	427,826,710	234,461,630

End of the year	$456,262,345	$427,826,710

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share outstanding throughout each year

Class A Shares		For the Years Ended December 31,

	2021	2020	2019	2018	2017
Net asset value at the beginning of year	$97.00	$62.92	$48.48	$55.54	$47.78

Investment Operations
Net investment income*	0.34	0.26	0.09	0.09	0.90
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(5.03)	38.60	17.84	(3.94)	9.18

Total from investment operations	(4.69)	38.86	17.93	(3.85)	10.08

Distributions
From net investment income	(0.48)	(0.07)	(0.26)	(0.33)	(1.03)
From net realized gains	(3.90)	(4.71)	(3.23)	(2.88)	(1.29)
From return of capital	(0.13)	—	—	—	—

Total distributions	(4.51)	(4.78)	(3.49)	(3.21)	(2.32)

Net asset value at end of year	$87.80	$97.00	$62.92	$48.48	$55.54

Total return (Sales load not reflected)	(4.79)%	61.76%	36.98%	(6.93)%	21.08%
Net assets, end of the year (in thousands)	$428,017	$404,594	$228,348	$170,699	$209,804
Ratio of expenses to average net assets	0.85%	0.96%	1.08%	1.12%	1.07%
Ratio of net investment income/(loss) to average net assets	0.36%	0.36%	0.16%	0.17%	1.64%
Portfolio turnover	8.75%	20.34%	18.78%	17.77%	11.31%
Number of shares outstanding at end of the year	4,875,026	4,171,206	3,629,088	3,520,688	3,777,599

*	The selected per share data was calculated using the average shares outstanding method for the year.

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share outstanding throughout each year

Investor Shares	For the Years Ended December 31,

	2021	2020	2019	2018	2017
Net asset value at the beginning of year	$96.52	$62.74	$48.36	$55.41	$47.71

Investment Operations
Net investment income/(loss)*	0.11	0.08	(0.05)	(0.04)	0.76
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(5.00)	38.41	17.79	(3.92)	9.15

Total from investment operations	(4.89)	38.49	17.74	(3.96)	9.91

Distributions
From net investment income	(0.25)	—	(0.13)	(0.21)	(0.92)
From net realized gains	(3.90)	(4.71)	(3.23)	(2.88)	(1.29)
From return of capital	(0.13)	—	—	—	—

Total distributions	(4.28)	(4.71)	(3.36)	(3.09)	(2.21)

Net asset value at end of year	$87.35	$96.52	$62.74	$48.36	$55.41

Total return	(5.02)%	61.35%	36.68%	(7.15)%	20.76%
Net assets, end of the year (in thousands)	$28,245	$23,232	$6,114	$3,671	$3,275
Ratio of expenses to average net assets	1.10%	1.21%	1.33%	1.37%	1.32%
Ratio of net investment income/(loss) to average net assets	0.11%	0.11%	(0.09)%	(0.08)%	1.39%
Portfolio turnover	8.75%	20.34%	18.78%	17.77%	11.31%
Number of shares outstanding at end of the year	323,368	240,704	97,453	75,901	59,105

*	The selected per share data was calculated using the average shares outstanding method for the year.

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2021

1) ORGANIZATION – New Alternatives Fund (the “Trust”) was organized as a Delaware statutory trust on June 12, 2014. The Trust currently offers one series of shares, also known as “New Alternatives Fund” (the “Fund”). The Fund is the successor to New Alternatives Fund, Inc. (the “Predecessor Company”), a New York corporation that commenced operations in 1982. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On November 14, 2014, the Predecessor Company was reorganized into the Fund. The Fund was organized for the purpose of continuing the investment operations and performance history of the Predecessor Company and prior to the reorganization had no substantial assets or prior history of investment operations. The Fund currently offers two classes of shares: Class A Shares and Investor Shares. Class A Shares represent a continuance of the original class of shares offered by the Predecessor Company. Class A Shares are sold subject to a front-end sales charge. Class A Shares of the Fund do not have any distribution (i.e., Rule 12b-1) charges, service charges or redemption fees. Investor Shares are not subject to a sales charge but are subject to a 2.00% redemption fee imposed on any Investor Shares redeemed within sixty (60) days of their initial purchase. Any redemption fee imposed is retained by the Fund and is meant to deter short-term trading in Investor Shares and to offset any transaction and other costs associated with short-term trading. For the years ended December 31, 2021 and 2020, no redemption fees were imposed on the redemption of Investor Shares. Investor Shares are also subject to 12b-1 fees. The investment objective of the Fund is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include “Yieldco’s”, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and publicly-traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” or “Renewable Energy” means the production, conservation, storage and transmission of energy to reduce pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

2) ACCOUNTING POLICIES – The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies followed by the Fund.

A. PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on national

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2021

securities exchanges where they are primarily traded or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost. Certificates of Deposit are valued at amortized cost, provided such amount approximates market value and are categorized in Level 2.

Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation. The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As such, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by Accrued Equities, Inc., the Fund’s investment advisor, under methods established by and under the general supervision of the Trust’s Board of Trustees. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. The Fund does not invest in unlisted securities.

The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

●	Level 1	-	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2	-

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2021

●	Level 3	-

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s assets carried at fair value:

	Total Value at 12/31/2021	Level 1 - Quoted Price	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Common Stocks
Alternate Energy	$334,154,969	$334,154,969	$—	$—
Water Systems & Utilities	29,520,300	29,520,300	—	—
Energy Conservation	25,176,842	25,176,842	—	—
Energy Management	17,834,375	17,834,375	—	—
Sustainable Energy Financial
Services	17,795,200	17,795,200	—	—
Transportation	9,774,500	9,774,500	—	—
Recycling & Waste
Management	1,441,250	—	1,441,250	—
Warrants	—	—	—	—
Certificates of Deposit	300,000	—	300,000	—

Total	$435,997,436	$434,256,186	$1,741,250	$—

At the end of each calendar quarter, management evaluates the classification of Level 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

The Fund utilizes an external pricing service to fair value certain foreign securities in the event of any significant market movements between the time the Fund valued certain foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were not deemed to

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2021

have occurred at December 31, 2021, and therefore, the Fund did not utilize the external pricing service model adjustments. Transfers in and out between Levels are based on values at the end of the period.

B. FOREIGN CURRENCY TRANSLATION – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Trust’s Board of Trustees.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME – Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of specific lots for both financial reporting and income tax purposes in determining realized gains and losses on investments.

D. INVESTMENT INCOME AND EXPENSE RECOGNITION – Dividend income is recorded as of the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable diligence. Interest income, including amortization/accretion of premium and discount, is accrued daily. Return of capital distributions are recorded as a reduction of cost of the related investments. Expenses are accrued on a daily basis. Fund level expenses common to all classes are allocated to each class based upon relative daily net assets of each class. Non-cash dividends, if any, are recorded at the fair market value of the asset received.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – Dividends from net investment income and distributions from net realized capital gains, if any, will be declared

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2021

and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

F. U.S. TAX STATUS – No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS –The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H. OTHER – In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

I. ALLOCATION – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

J. CASH – Cash represents amounts held on deposit with the Fund’s custodian bank. Balances at times may exceed federally insured limits.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2021

3) SHARES OF BENEFICIAL INTEREST – There are unlimited, no par value shares of beneficial interest authorized. On December 31, 2021, the Fund’s total shares outstanding were 5,198,394. Aggregate paid-in capital including reinvestment of dividends was $323,121,210. Transactions in shares of beneficial interest were as follows:

	For the Year Ended		For the Year Ended
	December 31, 2021		December 31, 2020
	Shares	Amount	Shares	Amount
Class A Shares
Shares of beneficial interest sold	1,130,199	$108,163,681	983,674	$71,993,179
Reinvestment of distributions	214,575	18,643,122	173,948	16,872,102
Redemptions	(640,954)	(59,462,868)	(615,504)	(40,807,869)

Net Increase	703,820	$67,343,935	542,118	$48,057,412

	For the Year Ended		For the Year Ended
	December 31, 2021		December 31, 2020
	Shares	Amount	Shares	Amount
Investor Shares
Shares of beneficial interest sold	196,564	$18,497,153	146,897	$11,502,944
Reinvestment of distributions	13,623	1,177,421	10,295	993,669
Redemptions	(127,523)	(11,634,433)	(13,941)	(1,085,724)

Net Increase	82,664	$8,040,141	143,251	$11,410,889

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES – Accrued Equities, Inc. (“Accrued Equities” or the “Advisor”), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement, and as an underwriter (but not a principal underwriter) of the Fund’s shares pursuant to a Sub-Distribution Agreement. For its investment advisory services, the Fund pays Accrued Equities an annual management fee of 1.00% of the first $25 million of average daily net assets; 0.50% of the next $475 million of average daily net assets; and 0.40% of average daily net assets more than $500 million. The Fund incurred management fees of $2,464,166 for the year ended December 31, 2021.

The Fund pays no remuneration to two of its trustees, David J. Schoenwald and Murray D. Rosenblith, who are also officers and owners of Accrued Equities.

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2021

Foreside Funds Distributors LLC (the “Distributor”) serves as the principal underwriter of the Fund pursuant to a Distribution Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund. The Distributor has entered into a Sub-Distribution Agreement with Accrued Equities. Effective May 1, 2017, the Fund charges a maximum front-end sales charge of 3.50% on most new sales of the Fund’s Class A Shares. Of this amount, the Distributor and Accrued Equities receive the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new Class A Shares. Their share of the sales commission may vary. The aggregate underwriter commissions on all sales of Class A Shares of the Fund during the year ended December 31, 2021 was $167,432 and the amounts received by the Distributor and Accrued Equities were $55,811 and $111,621, respectively. The Distributor and Accrued Equities are also entitled to receive sales commissions for the sale of Class A Shares. For the year ended December 31, 2021, the Distributor and Accrued Equities received $14,270 and $50,260 in sales commissions, respectively, for the sale of Class A Shares of the Fund. Underwriter commissions and sales commissions received by the Distributor are set aside by the Distributor and used solely for distribution-related expenses.

Investor Shares of the Fund are not subject to a sales charge. The Fund has adopted a distribution plan (the “Rule 12b-1 Plan”) for its Investor Shares in accordance with the requirements of Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan provides that the Fund may pay a fee to Accrued Equities, the Distributor, or certain broker-dealers, investment advisers, banks or other financial institutions at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Shares to finance certain activities primarily intended to sell such Investor Shares. For the year ended December 31, 2021, 12b-1 Fees of $71,116 were accrued by the Investor Shares of the Fund.

The Board of Trustees has authorized the Class A Shares of the Fund to pay sub-transfer agent fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own Class A Shares of the Fund, or to reimburse Accrued Equities for such expenses it reimbursed on behalf of the Class A Shares. The sub-transfer agent services provided must be necessary and may not duplicate services already provided by a Fund service provider. The sub-transfer agent services may not be for distribution-related services. The fees paid by the Class A Shares may not exceed the fees that would have been incurred by customers of the financial intermediaries if they maintained their customer account directly with the Fund.

5) TRUSTEES’ FEES – For the year ended December 31, 2021, the Fund paid trustees’ fees of $39,000 to its Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”).

For the year ended December 31, 2021, each Independent Trustee received an annual fee of $9,000 for their services as an Independent Trustee of the Trust. As Vice-Chairperson of the Trust’s Board of Trustees, Sharon Reier received an additional annual fee of $1,000. Each member of the

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2021

Audit Committee received an additional $500 annual fee and Susan Hickey, Chairperson of the Audit Committee, received an additional annual fee of $500. The Independent Trustees are also entitled to receive reimbursement of “coach” travel expenses to attend Board Meetings. The Trustees and Officers of the Trust who are officers and owners of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund’s Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.

6) PURCHASES AND SALES OF SECURITIES – For the year ended December 31, 2021, the aggregate cost of securities purchased totaled $98,509,607. Net realized gains (losses) were computed on a specific lot basis. The proceeds received on sales of securities for the year ended December 31, 2021 was $38,365,362.

7) FEDERAL INCOME TAX INFORMATION – At December 31, 2021, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes	$302,856,301

Unrealized appreciation for tax purposes	$139,826,208
Unrealized depreciation for tax purposes	(6,685,073)

Net unrealized appreciation on investments and foreign currency translation	$133,141,135

The tax character of distributions paid during 2021 and 2020 was as follows:

Distributions paid from:	2021	2020
Ordinary Income	$2,737,286	$890,822
Long-Term Capital Gains	19,058,007	19,282,331
Return of Capital	636,967	—

	$22,432,260	$20,173,153

For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.

As of December, 31 2021, the components of distributable earnings (deficit) on a tax basis were as follows:

Net Unrealized Appreciation on
Investments and Foreign Currency Translations	$133,141,135

$133,141,135

NEW ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2021

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8) RISKS - Foreign Securities – Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

Concentration – Under normal market conditions, at least 25% of the Fund’s total asset will be invested in equity securities of companies in the Alternative Energy industry. A downturn in this group of industries would have a larger impact on the Fund than on a fund that does not concentrate its investments. As of December 31, 2021, the Fund had 73.2% of its net assets invested in Alternative Energy companies.

COVID-19 – Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to its long-term implications. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Fund management is continuing to monitor this development and evaluate its impact on the Fund.

9) SUBSEQUENT EVENTS – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

New Alternatives Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of New Alternatives Fund (the “Fund”), including the schedule of investments, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and other appropriate parties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of the New Alternatives Fund since 2007.

Philadelphia, Pennsylvania

February 24, 2022

NEW ALTERNATIVES FUND

OTHER INFORMATION

(Unaudited)

1) PROXY VOTING – The Fund has proxy voting policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) in the Fund documents filed with the SEC on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent twelve-month period ended June 30 is available on Form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov.

2) QUARTERLY PORTFOLIO SCHEDULES – The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

NEW ALTERNATIVES FUND

SHAREHOLDER TAX INFORMATION

(Unaudited)

During the fiscal year ended December 31, 2021, the following dividends were paid by the Fund:

Ordinary Income	$2,737,286
Long-Term Capital Gains	$19,058,007
Return of Capital	$636,967

The Fund paid foreign taxes of $1,137,005 and recognized foreign source income of $7,684,330 pursuant to Section 853 of the Internal Revenue Code. The Fund will elect to pass these foreign taxes through to shareholders as a foreign tax credit and designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the year ended December 31, 2021.

For the year ended December 31, 2021, certain dividends may be subject to a maximum capital gains tax rate, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, 100.0% of their ordinary income dividends for the Fund qualify for the maximum capital gains tax rate. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, 100.0% of the ordinary income dividends qualify for the dividends received deduction.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.

NEW ALTERNATIVES FUND

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

New Alternatives Fund (the “Trust”), on behalf of its sole series of shares also known as “New Alternatives Fund” (the “Fund”), has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of the persons designated to administer the program (the “Fund Liquidity Program Administrators”), which includes representatives from Accrued Equities, Inc., the Fund’s investment adviser, and the Trust’s CCO. The Fund Liquidity Program Administrators are responsible for the program’s administration and oversight, and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Fund Liquidity Program Administrators updated their assessment of the Fund’s liquidity risk profile, considering data gathered during the period October 1, 2020 through September 30, 2021 (the “Review Period”) and the adequacy and effectiveness of the liquidity risk management program’s operations during the Review Period, in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on November 11, 2021. The Report noted that during the Review Period, the Fund’s assets were almost exclusively comprised of cash and highly liquid investments to meet shareholder redemption requests in accordance with applicable requirements. Accordingly, the Fund does not have a Highly Liquid Investment Minimum, as that term is defined in Liquidity Rule. The Report also provided information on the classification of Fund assets, noting that a small percentage were classified at Level 2. The Report concluded that the Trust’s liquidity risk management program is adequate and working effectively.

BOARD OF TRUSTEES AND OFFICERS

(Unaudited)

Information pertaining to the Trustees and Officers of the Trust is provided in the table below. Certain information on the Trustees includes information on such Trustee’s service on the Board of Directors of the Predecessor Company. The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the Fund at 800-423-8383 or by visiting the Fund’s website at www.newalternativesfund.com. The mailing address for the Trustees and Officers of the Trust is c/o New Alternatives Fund, 150 Broadhollow Road, Suite PH2, Melville, New York 11747.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex To Be Overseen by Trustee[2]	All Directorships Held by Trustee During the Past Five Years[3]

Interested Trustee:

David J. Schoenwald* 1949	Founder, Trustee, President, Treasurer and Chairperson of the Board	Founder, Trustee, President and Treasurer, 1982 to present; Chairperson of the Board, 2008 to present.	President, Treasurer and Portfolio Manager, Accrued Equities, Inc.**	1	None

Murray D. Rosenblith* 1951	Trustee, Vice President and Secretary	Trustee, 2003 to present; Vice President, 2018 to present; Secretary, 2012 to present; Assistant Secretary, 2009 to 2012.	Vice President, Portfolio Manager and Assistant Compliance Officer (2010 to present), and employee, Accrued Equities, Inc.** (2008 to present); formerly, Executive Director, A.J. Muste Memorial Institute, an organization concerned with exploration of the link between nonviolence and social change (1985 to 2008).	1	None

BOARD OF TRUSTEES AND OFFICERS

(Unaudited)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex To Be Overseen by Trustee[2]	All Directorships Held by Trustee During the Past Five Years[3]

Independent Trustees:

Sharon Reier 1946	Trustee and Vice- Chairperson of the Board	Trustee, 1982 to present; Vice- Chairperson, 2008 to present.	Retired; prior thereto, freelance financial journalist; Contributor to the International Herald Tribune, (1995 to 2011); former contributor to Business Week International; former regional editor, Financial World; former editor, Boardroom Reports; former contributing editor, Institutional Investor; former staff, Forbes and American Banker.	1	None

Susan Hickey 1952	Trustee, Audit Committee Member and Audit Committee Chairperson	Trustee and Audit Committee Member, 2005 to present; Audit Committee Chairperson, 2014 to present.	Self-Employed Tax Preparer (1983 to present); prior thereto, Accounting Software Developer, AccountantsWorld, LLC. (until 2016); Member of National Association of Enrolled Agents and New York Society of Independent Accountants; Former IRS Tax Return Auditor; BA International Affairs, Stonehill College, North Easton, MA.	1	None

BOARD OF TRUSTEES AND OFFICERS

(Unaudited)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Complex To Be Overseen by Trustee[2]	All Directorships Held by Trustee During the Past Five Years[3]

Jonathan D. Beard 1948	Trustee and Audit Committee Member	Trustee, 2005 to present; Audit Committee Member, 2014 to present.	Retired; prior thereto, Self-employed Freelance Journalist for various American and European Science Magazines; Lifetime Member, Sierra Club and New York-New Jersey Trails Conference; Graduate of Columbia University 1970.	1	None

Jeffrey E. Perlman 1979	Trustee and Audit Committee Member	Trustee, 2009 to present; Audit Committee Member, 2014 to present.	President and Founder, Bright Power, a company advancing clean, cost-effective energy solutions (2004 to present); Clarinetist/Saxophonist, Romashka and various Klezmer music ensembles (1996 to present); Formerly, Consultant, Capital E, a renewable energy consulting and investment services company (2002 to 2005).	1	None
Officers of the Trust who are not Trustees:

Joseph A. Don Angelo 1948	Chief Compliance Officer	2007 to present.	Certified Public Accountant and Owner, Don Angelo and Associates, CPAs P.C. (1984 to present).	N/A	N/A

BOARD OF TRUSTEES AND OFFICERS

(Unaudited)

[1]

Each Trustee holds office until the next meeting of shareholders for the election of Trustees and until his or her successor has been elected and qualified, except in the event of his or her death, resignation or removal. Officers are appointed on an annual basis and serve at the pleasure of the Trustees.

[2]	Currently, there is only one portfolio and no fund complex.

[3]

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

*

An “interested person”, as defined in section 2(a)(19) of the 1940 Act. David J. Schoenwald is majority shareholder and President of the Advisor. Murray D. Rosenblith is considered an “interested person” as a result of his employment with, and ownership interest in, the Advisor.

**

David J. Schoenwald and Murray D. Rosenblith have no present enterprise, employment, position or commercial investment activity except for their positions with the Advisor, which is also the Fund’s Sub-Distributor. At the present time, the Advisor provides services only to the Fund.

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(b)	Not Applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Susan Hickey is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $20,000 for 2020 and $20,000 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2021.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,900 for 2020 and $2,900 for 2021. The fees billed were for review by the principal accountant of the registrant’s Federal tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2021.

(e)	Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(1)

The audit committee will be responsible for evaluating the provision of non-audit services to the registrant as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) - 0 -

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2020 and $0 for 2021.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)

Not applicable. The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the audited annual report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant, which is an open-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant, which is an open-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant, which is an open-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

Based on his evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendments thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                             New Alternatives Fund

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(principal executive officer and principal financial officer)

Date      May 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(principal executive officer and principal financial officer)

Date      May 19, 2022

* Print the name and title of each signing officer under his or her signature.